              V A N  K A M P E N  A M E R I C A N  C A P I T A L

                            ----------------------
                              EQUITY INCOME FUND
                            ----------------------


                                 ANNUAL REPORT
                               DECEMBER 31, 1997


                             [PHOTO APPEARS HERE]



           ____ A Wealth of Knowledge * A Knowledge of Wealth() ____
                          VAN KAMPEN AMERICAN CAPITAL

              TABLE OF CONTENTS

Letter to Shareholders........................  1
Performance Results...........................  3
Performance in Perspective....................  4
Glossary of Terms.............................  5
Portfolio Management Review...................  6
Portfolio Highlights..........................  9
Portfolio of Investments...................... 10
Statement of Assets and Liabilities........... 17
Statement of Operations....................... 18
Statement of Changes in Net Assets............ 19
Financial Highlights.......................... 20
Notes to Financial Statements................. 23
Report of Independent Accountants............. 29


EQI ANR 2/98

                            LETTER TO SHAREHOLDERS

February 1, 1998

Dear Shareholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

     These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.

     Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

     After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW

     Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly

                                       1                   continued on page two
traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.

     But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

     Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned 30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK

     We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.

     As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                            /s/ Dennis J. McDonnell
Don G. Powell                                Dennis J. McDonnell
Chairman                                     President
Van Kampen American Capital                  Van Kampen American Capital
Asset Management, Inc.                       Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

                VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND


                                                 A SHARES   B SHARES   C SHARES
TOTAL RETURNS
One-year total return based on NAV/1/.........     24.13%     23.23%     23.23%
One-year total return/2/......................     17.01%     18.23%     22.23%
Five-year average annual total return/2/......     15.32%     15.57%        N/A
Ten-year average annual total return/2/.......     14.08%        N/A        N/A
Life-of-Fund average annual total return/2/...     11.32%     15.53%     16.11%
Commencement Date.............................   08/03/60   05/01/92   07/06/93

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

The medium-grade debt securities in which the Fund may invest are subject to greater market risks and less assurance as to the ability of the issuer to meet principal and interest obligations than higher-rated securities. Debt securities rated in lower categories are considered high-risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well-assured.

Market forecasts provided in this report may not necessarily come to pass.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     . Illustrate the general market environment in which your investments are being managed

     . Reflect the impact of favorable market trends or difficult market conditions
     . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Equity Income Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Van Kampen American Capital Equity Income Fund vs. Standard & Poor's 500-Stock Index and the Lipper Equity Income Fund Index (December 31, 1987 through December 31, 1997)

                             [GRAPH APPEARS HERE]

          VKAC Equity Income Fund       Lipper Equity Income Fund Index         Standard & Poor's 500-Stock Index
Dec 1987                    9,423                                10,000                                    10,000
                            9,615                                10,529                                    10,404
                           10,144                                10,924                                    10,839
                            9,789                                10,763                                    10,569
                            9,912                                10,864                                    10,669
                           10,034                                10,952                                    10,703
                           10,463                                11,382                                    11,269
                           10,338                                11,369                                    11,208
                           10,089                                11,196                                    10,776
                           10,329                                11,512                                    11,305
                           10,566                                11,711                                    11,599
                           10,408                                11,595                                    11,379
-----------------------------------------------------------------------------------------------------------------
Dec 1988                   10,609                                11,706                                    11,650
                           11,147                                12,273                                    12,478
                           10,878                                12,150                                    12,117
                           11,136                                12,408                                    12,474
                           11,492                                12,869                                    13,099
                           11,794                                13,320                                    13,559
                           11,836                                13,357                                    13,573
                           12,562                                14,155                                    14,772
                           12,701                                14,346                                    15,001
                           12,999                                14,357                                    15,024
                           12,658                                14,013                                    14,646
                           12,772                                14,197                                    14,888
-----------------------------------------------------------------------------------------------------------------
Dec 1989                   12,915                                14,357                                    15,330
                           12,309                                13,676                                    14,275
                           12,454                                13,805                                    14,397
                           12,699                                13,938                                    14,866
                           12,377                                13,551                                    14,466
                           13,255                                14,354                                    15,797
                           13,296                                14,306                                    15,797
                           13,116                                14,223                                    15,715
                           12,188                                13,296                                    14,232
                           11,673                                12,772                                    13,636
                           11,582                                12,648                                    13,545
                           12,068                                13,329                                    14,357
-----------------------------------------------------------------------------------------------------------------
Dec 1990                   12,312                                13,622                                    14,852
                           12,682                                14,085                                    15,469
                           13,297                                14,909                                    16,510
                           13,575                                15,178                                    17,002
                           13,606                                15,270                                    17,008
                           14,042                                15,813                                    17,664
                           13,603                                15,280                                    16,965
                           14,170                                15,859                                    17,726
                           14,548                                16,214                                    18,074
                           14,549                                16,229                                    17,871
                           14,804                                16,481                                    18,083
                           14,454                                15,988                                    17,289
-----------------------------------------------------------------------------------------------------------------
Dec 1991                   15,596                                17,257                                    19,358
                           15,499                                17,202                                    18,973
                           15,758                                17,424                                    19,154
                           15,499                                17,192                                    18,871
                           15,793                                17,641                                    19,397
                           16,021                                17,821                                    19,416
                           15,857                                17,670                                    19,230
                           16,385                                18,266                                    19,988
                           16,253                                18,037                                    19,508
                           16,450                                18,180                                    19,836
                           16,517                                18,140                                    19,878
                           16,950                                18,580                                    20,480
-----------------------------------------------------------------------------------------------------------------
Dec 1992                   17,268                                18,938                                    20,831
                           17,671                                19,244                                    20,977
                           17,940                                19,634                                    21,197
                           18,395                                20,237                                    21,738
                           18,088                                20,073                                    21,185
                           18,327                                20,380                                    21,666
                           18,609                                20,599                                    21,841
                           18,780                                20,766                                    21,724
                           19,398                                21,467                                    22,472
                           19,578                                21,484                                    22,403
                           19,820                                21,748                                    22,837
                           19,509                                21,364                                    22,542
-----------------------------------------------------------------------------------------------------------------
Dec 1993                   20,032                                21,749                                    22,921
                           20,646                                22,428                                    23,666
                           20,104                                21,872                                    22,955
                           19,333                                20,998                                    22,059
                           19,516                                21,273                                    22,313
                           19,626                                21,515                                    22,590
                           19,263                                21,199                                    22,153
                           19,779                                21,798                                    22,851
                           20,370                                22,523                                    23,710
                           20,006                                22,097                                    23,236
                           20,154                                22,217                                    23,721
                           19,485                                21,385                                    22,784
-----------------------------------------------------------------------------------------------------------------
Dec 1994                   19,635                                21,550                                    23,232
                           20,205                                21,935                                    23,796
                           20,852                                22,641                                    24,654
                           21,290                                23,175                                    25,487
                           21,789                                23,730                                    26,200
                           22,594                                24,458                                    27,151
                           23,025                                24,782                                    27,912
                           23,759                                25,462                                    28,799
                           23,875                                25,775                                    28,790
                           24,540                                26,577                                    30,123
                           23,345                                26,201                                    29,973
                           25,434                                27,305                                    31,204
-----------------------------------------------------------------------------------------------------------------
Dec 1995                   26,030                                27,979                                    31,931
                           26,525                                28,618                                    32,973
                           26,566                                28,827                                    33,201
                           26,938                                29,189                                    33,643
                           26,938                                29,455                                    34,095
                           27,399                                29,892                                    34,874
                           27,420                                29,937                                    35,149
                           26,367                                28,958                                    33,541
                           27,083                                29,611                                    34,172
                           28,030                                30,682                                    36,228
                           28,623                                31,406                                    37,174
                           30,401                                33,201                                    39,902
-----------------------------------------------------------------------------------------------------------------
Dec 1996                   30,078                                32,987                                    39,243
                           31,149                                34,192                                    41,650
                           31,461                                34,808                                    41,896
                           30,541                                33,682                                    40,302
                           31,544                                34,682                                    42,656
                           33,368                                36,680                                    45,155
                           34,485                                38,063                                    47,323
                           36,958                                40,357                                    51,020
                           35,401                                39,054                                    48,089
                           37,026                                41,023                                    50,862
                           36,106                                39,777                                    49,109
                           36,796                                41,095                                    51,298
-----------------------------------------------------------------------------------------------------------------
Dec 1997                   37,336                                42,058                                    52,317
-----------------------------------------------------------------------------------------------------------------

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS:
     Stocks of large, well-known companies that have a long record of growth and a reputation for quality management. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

CAPITALIZATION:
     The size of a company, as measured by the value of its stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

DOW JONES INDUSTRIAL AVERAGE (DJIA):
     The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (FED):
     A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GROWTH INVESTING:
     An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV):
     The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO:
     The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. It is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

STANDARD AND POORS 500-STOCK INDEX:
     An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION:
     The estimated or determined worth of a stock, based on its current price relative to its earnings.

VALUE INVESTING:
     A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace, due to concerns about short-term performance. As a result, they trade at prices below the value that investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW

                VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Equity Income Fund about the key events and economic forces that shaped the markets during the 12 months ended December 31, 1997. The team is led by James
A. Gilligan, portfolio manager, Scott Carroll and Bret Stanley, assistant portfolio managers, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during this time.

Q WHAT WERE THE KEY MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING ITS FISCAL YEAR?

A    During the past 12 months, moderate economic growth and historically low inflation provided a very favorable environment for equity investments and drove the U.S. stock market to new heights. After a strong finish in 1996, the market resumed its climb through the first half of 1997. As the economy continued to flourish, investors worriedly scanned the horizon for signs of inflation. This concern increased volatility in stock prices and sparked a month-long market correction in March that eroded most year-to-date gains. Stocks rebounded quickly, however, and the Dow Jones Industrial Average (DJIA) rallied through May and June.

     After peaking at 8259 in early August, heightened volatility in the DJIA in the last few months of the Fund's fiscal year overshadowed what was a very positive period for the U.S. stock market. October was marked by turbulence, as economic weakness in Asia created a worldwide ripple effect. The widespread collapse of currencies and stock prices in the Far East led to weakening economies and widening trade deficits in many Southeast Asian nations. In response, U.S. markets initially suffered significant drops, but had largely recovered by the end of the reporting period.

     Market leadership took several twists and turns as well. Although investors favored blue-chip stocks early in the period, small-capitalization stocks had captured momentum by mid-year, outperforming large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the Asian currency crisis prompted investors to seek out large, well-established companies. As a result, small stocks began to struggle again and large stocks regained their dominant position.

Q    WHAT EFFECTS DID MARKET CONDITIONS HAVE ON THE FUND?

A    In the shadow of steep valuations and a continued narrow universe of attractive stocks, our focus on the Equity Income Fund's value-oriented strategy has proven to be increasingly important. In managing the Fund's portfolio, we seek securities with fair valuations relative to the market and their peers, as well as strong fundamentals and positive earnings growth. Consequently, we have shifted assets among different market sectors when we have seen opportunities to benefit the Fund.

     In response to the volatility in the stock market over the last six months of the Fund's fiscal year, we increased the Fund's investments in fixed-income securities. Since June 30, 1997, the portfolio's weighting in bonds has grown from 10 percent to over 16 percent. This move not only reinforced our defensive posturing, but also allowed us to take advantage of the strong bond rally that dominated the second half of the year.

Q WHAT WERE THE LARGEST SECTORS REPRESENTED IN THE FUND'S PORTFOLIO OVER THE REPORTING PERIOD?

A    The Fund's largest sector position was the financial sector. This industry boasted strong performance during the period, with broad-based growth of more than 40 percent. Banks in particular were star performers, but the effects of merger and acquisition activity forced prices higher. Valuations have been much more compelling in the insurance industry, and we continue to search for those companies that we believe are operating efficiently. Stand-out stocks with attractive valuations in the Fund's portfolio include Allstate Corp., Chase Manhattan Corp., and BankAmerica Corp.

     In sharp contrast to the first six months of 1997, the Fund's recent performance has been supported by its holdings in the utility sector, as utility stocks have bounced back with 20 percent-plus returns. Lingering questions about the effects of deregulation on the electric utility industry have been partially answered, with more states ushering in allowances for competition. We also have taken advantage of buying opportunities in the telecommunications industry, favoring regional telephone companies such as Bell South.

     During the period, we eliminated some of the portfolio's higher-priced stocks in the pharmaceutical sector, while adding new names with strong fundamentals and attractive valuations. As a group, pharmaceutical stocks have been fairly overpriced in the past year, but the sector enjoys continued high-volume growth and support from the managed-care industry. As a result, we added growth companies with attractive prices, such as American Home Products and Rhone-Poulenc, and reinforced our positions in Pharmacia & Upjohn and SmithKline Beecham. We plan to remain slightly overweighted in this sector, because it continues to show the potential for appreciation.

     The technology sector struggled in the second half of 1997, as technology stocks were roiled by the Asian currency crisis that dominated the last several months of the year. We searched for companies with growth opportunities, which included Nokia, a mobile telecommunications company. Although cellular phone usage is strong in the United States, penetration in overseas markets is still shallow, revealing a high potential for growth. Within the technology industry, we also reinforced our holding in IBM. As one of the largest holdings in the Fund's portfolio, IBM is an example of the type of company we seek. In addition to acceleration in both top-line and earnings growth, this stock has an attractive price-to-earnings ratio and the financial strength to buy back more than $15 billion in stock over the last two years.

     Finally, we scaled back the portfolio's percentage in energy in response to overvaluations in this sector. However, we did strengthen our positions in Coastal Corp. and El Paso Natural Gas, which demonstrated favorable earnings growth and reasonable price-to-earnings ratios. For additional Fund portfolio highlights, please refer to page nine.

Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A    The Fund achieved a total return of 24.13 percent/1/ (Class A shares at net asset value) for the 12-month period ended December 31, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 33.31 percent, and the Lipper Equity Income Fund Index produced a total return of 27.50 percent for the same period. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Equity Income Fund Index reflects the average performance of the largest equity income funds. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

Q    WHAT IS YOUR ECONOMIC OUTLOOK FOR THE MONTHS AHEAD?

A    We believe that the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy and stock market. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks.

     Although U.S. investors have enjoyed a low level of market volatility during the past few years, market movements in both directions are normal. Investors who have long-term goals such as retirement or college tuition must realize that short-term market fluctuations have historically posed little threat to those goals. We encourage you to focus on your long-term goals instead of short-term distractions that ultimately may have little impact on your plans.

     Remember that the U.S. stock market is still enjoying the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. The economy continues to grow fast enough to produce further earnings growth, and the absence of inflation suggests stable interest rates, which in turn would provide support for high stock valuations.


/s/ Alan T. Sachtleben                      /s/ James A Gilligan

Alan T. Sachtleben                          James A. Gilligan
Chief Investment Officer                    Portfolio Manager
Equity Investments

                                       8      Please see footnotes on page three

                             PORTFOLIO HIGHLIGHTS

                VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND


TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                                        As of December 31, 1997    As of June 30, 1997
United States Treasury Notes.....................................................   7.2%   ............   2.1%
BankAmerica Corp.................................................................   1.9%   ............   2.4%
Philip Morris Companies, Inc.....................................................   1.8%   ............   1.7%
International Business Machines Corp.............................................   1.7%   ............   0.6%
Chase Manhattan Corp.............................................................   1.7%   ............   0.6%
Texaco, Inc......................................................................   1.6%   ............   2.0%
Roche Holdings, Inc..............................................................   1.6%   ............   1.7%
Allstate Corp....................................................................   1.6%   ............   1.5%
ADT Operations, Inc..............................................................   1.3%   ............   1.2%
U.S. West Communications Group...................................................   1.3%   ............   N/A

N/A = Not Applicable

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

As of December 31, 1997                              As of June 30, 1997
Finance.................................  18%        Finance...........................  18%
Utilities...............................  12%        Health Care.......................  15%
Technology..............................  10%        Energy............................  12%
Health Care.............................  10%        Technology........................  11%
Energy..................................  10%        Utilities.........................  11%

ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

[PIE CHART APPEARS HERE]

As of December 31, 1997
[_]  Stocks...................................  68%
[_]  Bonds....................................   9%
[_]  Convertibles.............................   8%
[_]  United States Agencies & Obligations.....   7%
[_]  Cash Equivalents.........................   8%

[PIE CHART APPEARS HERE]

As of June 30, 1997
[_]  Stocks...................................  75%
[_]  Bonds....................................   7%
[_]  Convertibles.............................   8%
[_]  United States Agencies & Obligations.....   2%
[_]  Cash Equivalents.........................   8%

                           PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------
Security Description                                       Shares   Market Value
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS 68.0%
CONSUMER DISTRIBUTION 1.8%
Federated Department Stores, Inc. (b)..................... 235,200  $ 10,128,300
Gap, Inc.................................................. 271,050     9,605,334
Gymboree Corp. (b)........................................ 376,300    10,301,213
                                                                      ----------
                                                                      30,034,847
                                                                      ----------
CONSUMER DURABLES 1.1%
Black & Decker Corp....................................... 196,000     7,656,250
Newell Financial Trust 144A--Convertible Preferred (c).... 185,000     9,712,500
                                                                      ----------
                                                                      17,368,750
                                                                      ----------
CONSUMER NON-DURABLES 5.4%
Adidas--ADR (Germany)..................................... 119,000     7,705,250
Avon Products, Inc........................................  45,300     2,780,288
Benckiser NV, Class B--ADR (Netherlands).................. 163,600     6,728,050
Colgate-Palmolive Co...................................... 151,200    11,113,200
Nabisco Holdings Corp., Class A........................... 271,300    13,141,094
Philip Morris Cos., Inc................................... 587,000    26,598,437
Ralston Purina Group...................................... 122,600    11,394,137
Tommy Hilfiger Corp. (b).................................. 220,700     7,752,088
                                                                      ----------
                                                                      87,212,544
                                                                      ----------
CONSUMER SERVICES 3.4%
Bell & Howell Co. (b)..................................... 161,300     3,901,444
Cognizant Corp............................................ 278,300    12,401,744
H & R Block, Inc.......................................... 317,200    14,214,525
Lone Star Steakhouse (b).................................. 217,000     3,797,500
News Corp. Exchange Trust 144A--Convertible Preferred (c).  83,000     7,428,500
Reader's Digest Association, Inc., Class A................ 134,000     3,165,750
Sinclair Broadcast Group--Convertible Preferred...........  82,000     4,704,750
Walt Disney Co............................................  64,100     6,349,906
                                                                      ----------
                                                                      55,964,119
                                                                      ----------

                                      10      See Notes to Financial Statements

                           PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------
Security Description                                     Shares     Market Value
--------------------------------------------------------------------------------
ENERGY  6.9%
Coastal Corp...........................................  242,100    $ 14,995,069
El Paso Natural Gas Co.................................  146,000       9,709,000
Exxon Corp.............................................  223,200      13,657,050
McDermott International, Inc...........................  175,700       6,435,012
Royal Dutch Petroleum Co.--ADR (Netherlands)...........  269,700      14,614,369
Texaco, Inc............................................  392,400      21,336,750
USX Marathon Group.....................................  387,500      13,078,125
Valero Energy Corp.....................................   77,000       2,420,688
YPF Sociedad Anonima, Class D--ADR (Argentina).........  463,000      15,828,812
                                                                     -----------
                                                                     112,074,875
                                                                     -----------
FINANCE  14.4%
Aetna, Inc.............................................   20,350       1,435,947
Allstate Corp..........................................  259,200      23,554,800
American General Corp..................................  205,000      11,082,812
BankAmerica Corp.......................................  396,700      28,959,100
BankBoston Corp........................................  194,000      18,223,875
Bankers Trust New York Corp............................   17,100       1,922,681
Chase Manhattan Corp...................................  224,900      24,626,550
Conseco, Inc...........................................  215,500       9,791,781
Conseco, Inc.--Convertible Preferred...................  160,000       8,200,000
Equitable Cos., Inc....................................  315,000      15,671,250
Everest Reinsurance Holdings, Inc......................  145,300       5,993,625
First Union Corp.......................................  332,000      17,015,000
Golden West Financial Corp.............................   86,200       8,431,438
NationsBank Corp.......................................  175,000      10,642,187
Protective Life Corp.--Convertible Preferred...........  130,000       7,150,000
Provident Cos., Inc....................................  267,000      10,312,875
Travelers Group, Inc...................................  163,500       8,808,563
Washington Mutual, Inc.................................  147,440       9,408,515
WBK Trust, STRYPES--Convertible Preferred..............  201,000       6,733,500
Weingarten Reality Investors...........................   50,000       2,240,625
Wells Fargo & Co.......................................    8,200       2,783,388
                                                                     -----------
                                                                     232,988,512
                                                                     -----------


                                      11       See Notes to Financial Statements

                               December 31, 1997

--------------------------------------------------------------------------------
Security Description                                    Shares      Market Value
--------------------------------------------------------------------------------
HEALTHCARE  7.5%
Alza Corp. (b)......................................... 106,000    $   3,372,125
American Home Products Corp............................ 165,000       12,622,500
Beckman Instruments, Inc............................... 130,000        5,200,000
MedPartners, Inc., TAPS--Convertible Preferred......... 350,000        7,700,000
Merck & Co., Inc.......................................  85,000        9,031,250
Mylan Laboratories, Inc................................ 328,800        6,884,250
PacifiCare Health Systems, Class B (b)................. 302,500       15,843,437
Pfizer, Inc............................................  51,000        3,802,688
Pharmacia & Upjohn, Inc................................ 450,700       16,506,887
Rhone-Poulenc, SA, Warrants--ADR (France).............. 243,000          789,750
Rhone-Poulnec, SA, Class A--ADR (France)............... 270,000       11,981,250
SmithKline Beecham PLC--ADR (United Kingdom)........... 365,000       18,774,687
Watson Pharmaceuticals, Inc. (b)....................... 266,600        8,647,838
                                                                     -----------
                                                                     121,156,662
                                                                     -----------

PRODUCER MANUFACTURING  6.0%
AGCO Corp.............................................. 390,600       11,425,050
Allied Signal, Inc..................................... 285,600       11,120,550
Canadian Pacific Ltd................................... 496,800       13,537,800
Flowserve Corp......................................... 286,200        7,995,712
Fluor Corp............................................. 149,000        5,568,875
Ingersoll Rand Co...................................... 392,400       15,892,200
ITT Corp. (b).......................................... 115,000        9,530,625
Johnson Controls, Inc.................................. 214,600       10,247,150
Rockwell International Corp............................  99,000        5,172,750
Waste Management, Inc.................................. 262,700        7,224,250
                                                                     -----------
                                                                      97,714,962
                                                                     -----------

RAW MATERIALS/PROCESSING INDUSTRIES  3.0%
BetzDearborn, Inc...................................... 105,000        6,411,563
Boise Cascade Corp..................................... 245,000        7,411,250
Crown Cork & Seal Co., Inc............................. 245,200       12,290,650
Fort James Corp........................................ 169,400        6,479,550
Fresenius National Med Care, Inc., Class D--Preferred..  12,000              840
Reynolds Metals Co.....................................  52,700        3,162,000
Union Camp Corp........................................ 133,400        7,161,912
WR Grace & Co..........................................  75,200        6,048,900
                                                                     -----------
                                                                      48,966,665
                                                                     -----------

                                      12       See Notes to Financial Statements

                               December 31, 1997

--------------------------------------------------------------------------------
Security Description                                    Shares      Market Value
--------------------------------------------------------------------------------
TECHNOLOGY  7.6%
3Com Corp. (b)......................................    189,100    $   6,606,681
Alcatel Alsthom CGE--ADR (France)...................    528,900       13,387,781
BMC Software, Inc. (b)..............................    106,000        6,956,250
Cabletron Systems, Inc. (b).........................    213,000        3,195,000
Computer Associates International, Inc..............    132,500        7,005,937
Creative Technology Ltd. (b)........................    293,000        6,446,000
Ericsson (L M) Telephone Co., Class B--ADR (Sweden).    195,800        7,305,787
International Business Machines Corp................    246,000       25,722,375
Microsoft Corp.--Convertible Preferred..............     85,000        7,639,375
Motorola, Inc.......................................     71,000        4,051,438
Newbridge Networks Corp. (b)........................    113,100        3,944,363
Nokia Corp.--ADR (Finland)..........................    133,000        9,310,000
Philips Electronics N.V.--ADR (Netherlands).........    193,400       11,700,700
VLSI Technology, Inc. (b)...........................    242,200        5,721,975
Xerox Corp..........................................     69,000        5,093,063
                                                                   -------------
                                                                     124,086,725
                                                                   -------------

TRANSPORTATION  0.7%
Canadian National Railway Co........................    235,100       11,108,475
                                                                   -------------
UTILITIES  10.2%
AirTouch Communications, Inc. (b)...................    155,000        6,442,188
AT&T Corp...........................................    111,200        6,811,000
BellSouth Corp......................................    341,300       19,219,456
Boston Edison Co....................................    304,900       11,548,087
Cincinnati Bell, Inc................................    248,000        7,688,000
Consolidated Edison Co..............................    340,000       13,940,000
Edison International................................    349,400        9,499,313
FPL Group, Inc......................................    170,000       10,061,875
GPU, Inc............................................    350,700       14,773,237
GTE Corp............................................    171,400        8,955,650
Northeast Utilities.................................  1,059,200       12,511,800
PG & E Corp.........................................    469,600       14,293,450
SBC Communications, Inc.............................    133,000        9,742,250
U.S. WEST Communications Group......................    426,000       19,223,250
                                                                   -------------
                                                                     164,709,556
                                                                   -------------
     TOTAL COMMON AND PREFERRED STOCKS 68.0%                       1,103,386,692
                                                                   -------------

                                      13       See Notes to Financial Statements

                               December 31, 1997

----------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                  Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------
          CORPORATE OBLIGATIONS 9.2%
          CONSUMER DISTRIBUTION  0.7%
$ 6,000   Gruma SA De Cv (Mexico) 144A (c).............  7.625%  10/15/07   $ 5,946,000
  4,000   May Department Stores Co.....................  8.375   08/01/24     4,411,720
                                                                             ----------
                                                                             10,357,720
                                                                             ----------
          CONSUMER DURABLES  0.6%
  3,000   Ford Motor Co................................  7.250   10/01/08     3,197,430
  3,000   Ford Motor Co. Delaware Note.................  9.000   09/15/01     3,275,400
  3,000   General Motors Corp..........................  7.000   06/15/03     3,104,700
                                                                             ----------
                                                                              9,577,530
                                                                             ----------
          CONSUMER NON-DURABLES  0.4%
  6,000   Coca Cola Bottling Co........................  7.200   07/01/09     6,241,260
                                                                             ----------

          CONSUMER SERVICES  0.8%
 10,000   Cox Communications, Inc......................  7.250   11/15/15    10,504,000
  1,500   Time Warner Entertainment Co. LP.............  9.625   05/01/02     1,678,290
                                                                             ----------
                                                                             12,182,290
                                                                             ----------
          ENERGY  2.0%
  5,000   Enron Corp...................................  9.125   04/01/03     5,592,150
  5,000   NGC Corp.....................................  6.750   12/15/05     5,092,000
  4,000   Occidental Petroleum Corp.................... 10.125   11/15/01     4,532,000
  6,000   Sonat, Inc...................................  6.875   06/01/05     6,160,560
  2,500   Texaco Capital, Inc..........................  8.250   10/01/06     2,823,813
  5,500   Texas Eastern Transmission Corp..............  8.250   10/15/04     6,038,010
  2,000   Western Atlas, Inc...........................  7.875   06/15/04     2,182,200
                                                                             ----------
                                                                             32,420,733
                                                                             ----------
          FINANCE  0.1%
  2,000   General Electric Capital Corp................  8.900   09/15/04     2,300,660
                                                                             ----------
          PRODUCER MANUFACTURING  0.1%
  1,500   Reliance Electric Co.........................  6.800   04/15/03     1,537,500
                                                                             ----------
          RAW MATERIALS/PROCESSING INDUSTRIES  1.7%
  5,000   Crown Cork & Seal Finance PLC................  7.000   12/15/06     5,159,700
  5,000   Crown Cork & Seal, Inc.......................  8.375   01/15/05     5,556,600
  5,000   Georgia Pacific Corp.........................  9.500   05/15/22     5,660,400
 10,000   ICI North America Inc........................  8.375   01/15/06    11,599,600
                                                                             ----------
                                                                             27,976,300
                                                                             ----------
          TECHNOLOGY  0.9%
  4,000   Philips Electronics N.V.--ADR (Netherlands)..  7.750   04/15/04     4,283,600
 10,000   Raytheon Co..................................  6.750   08/15/07    10,242,700
                                                                             ----------
                                                                             14,526,300
                                                                             ----------

                                      14       See Notes to Financial Statements

                               December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)          Description                                                        Coupon        Maturity      Market Value
--------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION  0.6%
$    5,000     Norfolk Southern Corp...........................................    7.350%       05/15/07     $   5,312,700
     5,000     Union Pacific Corp..............................................    7.000        02/01/16         5,084,050
                                                                                                             -------------
                                                                                                                10,396,750
                                                                                                             -------------

               UTILITIES  1.3%
     5,000     360 Communications Co...........................................    7.125        03/01/03         5,118,600
     4,000     Compania De Telocomunicaciones (Chile)..........................    7.625        07/15/06         4,112,960
     1,000     Tennessee Valley Authority, Series G............................    8.625        11/15/29         1,086,400
    10,000     Worldcom, Inc...................................................    7.750        04/01/07        10,775,000
                                                                                                             -------------
                                                                                                                21,092,960
                                                                                                             -------------
                    TOTAL CORPORATE OBLIGATIONS 9.2%....................................................       148,610,003
                                                                                                             -------------

               CONVERTIBLE CORPORATE OBLIGATIONS 7.9%
               CONSUMER DURABLES  0.7%
     26,000    Deutshce Finance Netherlands 144A (Convertible into
               128,778 Daimler Benz common shares) (c).........................        *        02/12/17        11,635,000
                                                                                                             -------------

               CONSUMER NON-DURABLES  0.6%
     7,530     Grand Metropolitan PLC 144A (Convertible into
               1,097,671 common shares) (c)....................................    6.500        02/01/98        10,052,550
                                                                                                             -------------

               CONSUMER SERVICES  1.2%
     17,000    ADT Operations, Inc. LYONS (Convertible into 461,992
               Tyco International Ltd. common shares)..........................        *        07/06/10        19,677,500
                                                                                                             -------------

               FINANCE  2.0%
     5,000     Aegon NV 144A (Convertible into 180,000 common shares) (c)......    4.750        11/01/04        15,862,500
     8,160     Berkshire Hathaway, Inc. (Convertible into 244,121
               Travelers Group, Inc. common shares)............................    1.000        12/02/01        13,198,800
   STRYPES     Merrill Lynch & Co., Inc., 94,500 shares (Convertible
               into 77,452 Cox Communications, Inc. common shares).............    6.000        06/01/99         3,188,578
                                                                                                             -------------
                                                                                                                32,249,878
                                                                                                             -------------

               HEALTHCARE  1.8%
    12,000     Alza Corp. LYON (Convertible into 155,844 common shares)........        *        07/14/14         5,550,000
    43,500     Roche Holdings, Inc. LYON (Convertible into
               206,347 common shares)..........................................        *        04/20/10        23,925,000
                                                                                                             -------------
                                                                                                                29,475,000
                                                                                                             -------------

               PHARMACEUTICALS  0.2%
     2,090     Sandoz, Ltd. 144A (Convertible into 1,958 common shares) (c)....        *        10/06/02         3,202,925
                                                                                                             -------------

               PRODUCER MANUFACTURING  0.4%
     6,000     USA Waste Services, Inc. (Convertible into
               137,754 common shares)..........................................    4.000        02/01/02         6,660,000
                                                                                                             -------------

                                      15       See Notes to Financial Statements

                               December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)          Description                                                        Coupon        Maturity      Market Value
--------------------------------------------------------------------------------------------------------------------------
               RAW MATERIALS/PROCESSING INDUSTRIES  0.2%
$    7,500     RPM Convertibles, Inc. LYON (Convertible into
               228,902 common shares)..........................................        *        09/30/12   $     3,665,625
                                                                                                           ---------------
               TECHNOLOGY  0.8%
    24,000     Hewlett Packard Co. 144A LYON (Convertible into
               130,320 common shares) (c)......................................        *        10/14/17        12,600,000
                                                                                                           ---------------
                    TOTAL CONVERTIBLE CORPORATE OBLIGATIONS 7.9%........................................       129,218,478
                                                                                                           ---------------

                UNITED STATES OBLIGATIONS 6.6%
     90,000     United States Treasury Notes (a)...............................    6.250%       10/31/01        91,560,600
     12,000     United States Treasury Notes (a)...............................    6.375        07/15/99        12,121,920
      3,000     United States Treasury Notes...................................    6.875        05/15/06         3,210,480
                                                                                                           ---------------
                     TOTAL UNITED STATES OBLIGATIONS....................................................       106,893,000
                                                                                                           ---------------
TOTAL LONG-TERM INVESTMENTS  91.7% (Cost $1,242,607,784)................................................     1,488,108,173
                                                                                                           ---------------
SHORT-TERM INVESTMENTS 8.1%
COMMERCIAL PAPER 2.9%
General Electric Capital Corp. ($47,505,000 par, yielding 6.702%, 01/02/98 maturity).....................       47,487,318
                                                                                                           ---------------

UNITED STATES AGENCIES 5.2%
Federal Home Loan Mortgage Discount Notes ($3,000,000 par, yielding 5.612%, 02/23/98 maturity)..........         2,975,115
Federal National Mortgage Association Discount Notes
($25,000,000 par, yielding 5.546%, 01/27/98 maturity)...................................................        24,898,750
Federal National Mortgage Association Discount Notes
($10,000,000 par, yielding 5.559%, 01/22/98 maturity)...................................................         9,966,511
Federal National Mortgage Association Discount Notes
($24,000,000 par, yielding 5.558%, 01/29/98 maturity)...................................................        23,894,053
Federal National Mortgage Association Discount Notes
($13,000,000 par, yielding 5.650%, 03/03/98 maturity)...................................................        12,876,370
Federal National Mortgage Association Discount Notes
($9,000,000 par, yielding 5.639%, 04/24/98 maturity)....................................................         8,843,220
                                                                                                           ---------------
                    TOTAL UNITED STATES AGENCIES........................................................        83,454,019
                                                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (Cost $130,940,006)........................................................       130,941,337
                                                                                                           ---------------
TOTAL INVESTMENTS 99.8% (Cost $1,373,547,790)...........................................................     1,619,049,510
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES  0.2%.......................................................         3,605,816
                                                                                                           ---------------
NET ASSETS 100.0%.......................................................................................   $ 1,622,655,326
                                                                                                           ===============

*Zero coupon bond
STRYPES--Structured yield product exchangeable for stock, traded in shares
LYON--Liquid yield option note
TAPS--Threshold Appreciation Price Securities
(a) Assets segregated as collateral for open futures transactions
(b) Non-income producing security as this stock currently does not declare dividends.
(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                      16       See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $1,373,547,790).................................................................   $ 1,619,049,510
Cash....................................................................................................             2,011
Receivables:
     Fund Shares Sold...................................................................................         5,220,912
     Interest...........................................................................................         4,259,357
     Investments Sold...................................................................................         2,069,772
     Dividends..........................................................................................         1,447,257
Other...................................................................................................            48,510
                                                                                                           ---------------
       Total Assets.....................................................................................     1,632,097,329
                                                                                                           ---------------
LIABILITIES:
Payables:
     Income Distributions...............................................................................         3,778,774
     Fund Shares Repurchased............................................................................         3,095,884
     Distributor and Affiliates.........................................................................         1,606,545
     Investment Advisory Fee............................................................................           507,488
     Variation Margin on Futures........................................................................             6,700
Accrued Expenses........................................................................................           291,769
Trustees' Deferred Compensation and Retirement Plans....................................................           154,843
                                                                                                           ---------------
       Total Liabilities................................................................................         9,442,003
                                                                                                           ---------------
NET ASSETS..............................................................................................   $ 1,622,655,326
                                                                                                           ===============
NET ASSETS CONSIST OF:
Capital.................................................................................................   $ 1,358,964,817
Net Unrealized Appreciation.............................................................................       245,432,645
Accumulated Net Realized Gain...........................................................................        16,191,940
Accumulated Undistributed Net Investment Income.........................................................         2,065,924
                                                                                                           ---------------
NET ASSETS..............................................................................................   $ 1,622,655,326
                                                                                                           ===============
MAXIMUM OFFERING PRICE PER SHARE:
     Class A Shares:

       Net asset value and redemption price per share (Based on net assets of $638,092,113
       and 88,104,227 shares of beneficial interest issued and outstanding).............................   $          7.24
       Maximum sales charge (5.75%* of offering price)..................................................               .44
                                                                                                           ---------------
       Maximum offering price to public.................................................................   $          7.68
                                                                                                           ===============
     Class B Shares:

       Net asset value and offering price per share (Based on net assets of $908,715,054
       and 126,154,388 shares of beneficial interest issued and outstanding)............................   $          7.20
                                                                                                           ===============
     Class C Shares:

       Net asset value and offering price per share (Based on net assets of $75,848,159
       and 10,528,677 shares of beneficial interest issued and outstanding).............................   $          7.20
                                                                                                           ===============

*On sales of $50,000 or more, the sales charge will be reduced.

                                      17       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For The Year Ended December 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.......................................................... $ 22,021,080
Dividends.........................................................   19,877,040
                                                                   ------------
     Total Income.................................................   41,898,120
                                                                   ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
 A, B and C of $1,305,402, $7,864,110 and $667,942, respectively).    9,837,454
Investment Advisory Fee...........................................    5,338,993
Shareholder Services..............................................    2,664,837
Custody...........................................................       88,787
Legal.............................................................       40,198
Trustees' Fees and Expenses.......................................       24,500
Other.............................................................      854,859
                                                                   ------------
     Total Expenses...............................................   18,849,628
                                                                   ------------
NET INVESTMENT INCOME............................................. $ 23,048,492
                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
     Investments.................................................. $170,171,955
     Futures......................................................   14,437,957
                                                                   ------------
Net Realized Gain.................................................  184,609,912
                                                                   ------------
Unrealized Appreciation/Depreciation:
     Beginning of the Period......................................  159,606,826
                                                                   ------------
     End of the Period:
         Investments..............................................  245,501,720
         Futures..................................................      (69,075)
                                                                   ------------
                                                                    245,432,645
                                                                   ------------
Net Unrealized Appreciation During the Period.....................   85,825,819
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN.................................. $270,435,731
                                                                   ============
NET INCREASE IN NET ASSETS FROM OPERATIONS........................ $293,484,223
                                                                   ============

                                      18       See Notes to Financial Statement

                      STATEMENT OF CHANGES IN NET ASSETS

                For The Years Ended December 31, 1997 And 1996

---------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1997   DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................................  $   23,048,492      $   19,968,031
Net Realized Gain..............................................     184,609,912          68,950,601
Net Unrealized Appreciation During the Period..................      85,825,819          52,838,493
                                                                 --------------      --------------
     Change in Net Assets from Operations......................     293,484,223         141,757,125
                                                                 --------------      --------------
Distributions from Net Investment Income*......................     (24,018,109)        (19,965,051)
Distributions in Excess of Net Investment Income*..............      (2,400,068)                -0-
                                                                 --------------      --------------
Distributions from and in Excess of Net Investment Income*.....     (26,418,177)        (19,965,051)
Distributions from Net Realized Gain*..........................    (181,941,214)        (58,454,770)
                                                                 --------------      --------------
     Total Distributions.......................................    (208,359,391)        (78,419,821)
                                                                 --------------      --------------
NET CHANGE IN NET ASSETS
 FROM INVESTMENT ACTIVITIES....................................      85,124,832          63,337,304
                                                                 --------------      --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................................     436,926,312         398,265,655
Value Received from Shares Issued in Merger....................      21,732,117                 -0-
Net Asset Value of Shares Issued Through
 Dividend Reinvestment.........................................     188,548,998          70,824,847
Cost of Shares Repurchased.....................................    (269,846,748)       (169,322,567)
                                                                 --------------      --------------
NET CHANGE IN NET ASSETS
 FROM CAPITAL TRANSACTIONS.....................................     377,360,679         299,767,935
                                                                 --------------      --------------
TOTAL INCREASE IN NET ASSETS...................................     462,485,511         363,105,239
NET ASSETS:
Beginning of the Period........................................   1,160,169,815         797,064,576
                                                                 --------------      --------------
End of the Period (Including accumulated undistributed net
 investment income of $2,065,924 and $969,617 respectively)....  $1,622,655,326      $1,160,169,815
                                                                 ==============      ==============

                                                                     YEAR ENDED          YEAR ENDED
*DISTRIBUTIONS BY CLASS                                       DECEMBER 31, 1997   DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
     Class A Shares............................................  $  (12,849,167)     $   (9,713,457)
     Class B Shares............................................     (12,509,687)         (9,411,080)
     Class C Shares............................................      (1,059,323)           (840,514)
                                                                 --------------      --------------
                                                                 $  (26,418,177)     $  (19,965,051)
                                                                 ==============      ==============
Distributions from Net Realized Gain:
     Class A Shares............................................  $  (71,711,304)     $  (23,861,990)
     Class B Shares............................................    (101,660,017)        (31,798,200)
     Class C Shares............................................      (8,569,893)         (2,794,580)
                                                                  --------------      --------------
                                                                 $ (181,941,214)     $  (58,454,770)
                                                                  ==============      ==============

                                      19       See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------
CLASS A SHARES                                               1997     1996     1995      1994     1993
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................  $6.740   $ 6.31   $ 5.16   $ 5.55    $ 5.15
                                                            ------   ------   ------   ------    ------
     Net Investment Income................................    .152     .158      .20      .21       .19
     Net Realized and Unrealized Gain/Loss................   1.435     .796    1.458    (.317)    .6055
                                                            ------   ------   ------   ------    ------
Total from Investment Operations..........................   1.587     .954    1.658    (.107)    .7955
                                                            ------   ------   ------   ------    ------
Less:
     Distributions from Net Investment Income.............    .168     .156     .188    .1855      .168
     Distributions from Net Realized Gain.................    .917     .368      .32    .0975     .2275
                                                            ------   ------   ------   ------    ------
Total Distributions.......................................   1.085     .524     .508     .283     .3955
                                                            ------   ------   ------   ------    ------
Net Asset Value, End of the Period........................  $7.242   $6.740   $ 6.31   $ 5.16    $ 5.55
                                                            ======   ======   ======   ======    ======
Total Return (a)..........................................   24.13%   15.55%   32.57%   (1.98%)   16.00%
Net Assets at End of the Period (In millions).............  $638.1   $471.8   $349.9   $240.5    $187.6
Ratio of Expenses to Average Net Assets (b)...............     .86%     .97%     .95%    1.02%     1.06%
Ratio of Net Investment Income to Average Net Assets (b)..    2.09%    2.50%    3.43%    3.60%     3.33%
Portfolio Turnover........................................      86%      99%      92%      92%      101%
Average Commission Paid Per Equity Share Traded (c).......  $.0566   $.0582        --       --        --

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      20       See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                                      ---------------------------------------------
Class B Shares                                                           1997     1996     1995     1994    1993(a)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............................. $6.713   $ 6.30   $ 5.16   $ 5.55    $ 5.15
                                                                       ------   ------   ------   ------    ------
     Net Investment Income............................................   .100     .113      .15      .13       .14
     Net Realized and Unrealized Gain/Loss............................  1.423     .784    1.458    (.277)    .6155
                                                                       ------   ------   ------   ------    ------
Total from Investment Operations......................................  1.523     .897    1.608    (.147)    .7555
                                                                       ------   ------   ------   ------    ------
Less:
     Distributions from and in Excess of Net Investment Income........   .116     .116     .148    .1455      .128
     Distributions from Net Realized Gain.............................   .917     .368      .32    .0975     .2275
                                                                       ------   ------   ------   ------    ------
Total Distributions...................................................  1.033     .484     .468     .243     .3555
                                                                       ------   ------   ------   ------    ------
Net Asset Value, End of the Period.................................... $7.203   $6.713   $ 6.30   $ 5.16    $ 5.55
                                                                       ======   ======   ======   ======    ======
Total Return (b)......................................................  23.23%   14.56%   31.51%   (2.70%)   14.94%
Net Assets at End of the Period (In millions)......................... $908.7   $633.3   $408.9   $242.0    $115.4
Ratio of Expenses to Average Net Assets (c)...........................   1.64%    1.74%    1.75%    1.82%     1.89%
Ratio of Net Investment Income to
     Average Net Assets (c)...........................................   1.32%    1.74%    2.62%    2.82%     2.45%
Portfolio Turnover....................................................     86%      99%      92%      92%      101%
Average Commission Paid Per
     Equity Share Traded (d).......................................... $.0566   $.0582       --       --        --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      21       See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

------------------------------------------------------------------------------------------------------------------------
                                                                                                            July 6, 1993
                                                                           Year Ended                      (Commencement
                                                                          December 31,               of Distribution) to
                                                              ----------------------------------
Class C Shares                                                  1997     1996     1995   1994(a)    December 31, 1993(a)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $6.713   $ 6.30   $ 5.16   $ 5.55               $  5.37
                                                              ------   ------   ------   ------               -------
     Net Investment Income..................................    .100     .113      .15      .14                   .06
     Net Realized and Unrealized
         Gain/Loss..........................................   1.424     .784    1.458    (.287)                 .379
                                                              ------   ------   ------   ------               -------
Total from Investment Operations............................   1.524     .897    1.608    (.147)                 .439
                                                              ------   ------   ------   ------               -------
Less:
     Distributions from and in Excess of
         Net Investment Income..............................    .116     .116     .148    .1455                  .064
     Distributions from Net Realized Gain...................    .917     .368      .32    .0975                  .195
                                                              ------   ------   ------   ------               -------
Total Distributions.........................................   1.033     .484     .468     .243                  .259
                                                              ------   ------   ------   ------               -------
Net Asset Value, End of the Period..........................  $7.204   $6.713   $ 6.30   $ 5.16               $  5.55
                                                              ------   ------   ------   ------               -------
Total Return (b)............................................   23.23%   14.56%   31.51%   (2.70%)              8.27%*
Net Assets at End of the Period (In millions)...............  $ 75.8   $ 55.2   $ 38.3   $ 26.9               $  10.0
Ratio of Expenses to Average Net Assets (c).................    1.64%    1.74%    1.76%    1.82%                 1.98%
Ratio of Net Investment Income to
     Average Net Assets (c).................................    1.32%    1.73%    2.63%    2.83%                 2.27%
Portfolio Turnover..........................................      86%      99%      92%      92%                  101%
Average Commission Paid Per
     Equity Share Traded (d)................................  $.0566   $.0582       --       --                    --

* Non-Annualized
(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      22       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Equity Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal by investing primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1992 and July 6, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

                               December 31, 1997
--------------------------------------------------------------------------------
     At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $1,375,164,838, the aggregate gross unrealized appreciation is $276,162,168 and the aggregate gross unrealized depreciation is $32,277,496, resulting in net unrealized appreciation on investments of $243,884,672.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales and the mark to market of open futures contracts at December 31, 1997.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $55,148,836 as a 28% rate capital gain distribution and $43,135,549 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. For corporate shareholders 17.8% of the distributions qualify for the dividend received deductions.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. Permanent differences totaling $4,477,825 related to market discount recognized upon sale were reclassified from Accumulated Net Realized Gain to Accumulated Undistributed Net Investment Income. Amounts were reclassified from Accumulated Net Investment Income of $11,833 and Accumulated Net Realized Gain of $2,077 to Capital due to the merger of the funds.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
--------------------------------------------------------------------------------
First $150 million.................................................    .50 of 1%
Next $100 million..................................................    .45 of 1%
Next $100 million..................................................    .40 of 1%
Over $350 million..................................................    .35 of 1%


     For the year ended December 31, 1997, the Fund recognized expenses of approximately $37,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $180,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $1,927,100, representing ACCESS cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

                               December 31, 1997
--------------------------------------------------------------------------------
     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

     For the year ended December 31, 1997, the Fund paid brokerage commissions to Morgan Stanley Group, Inc. and Dean Witter, both of which are affiliates of VKAC, totaling $1,875.

     At December 31, 1997, VKAC owned 223 shares of Class A and 224 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS

     The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At December 31, 1997, capital aggregated $509,445,943, $784,786,712 and
$64,732,162 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                        SHARES             VALUE
--------------------------------------------------------------------------------
Sales:
     Class A....................................    25,583,186     $ 191,217,108
     Class B....................................    29,915,227       221,594,137
     Class C....................................     3,239,213        24,115,067
                                                   -----------     -------------
Total Sales.....................................    58,737,626     $ 436,926,312
                                                   ===========     =============

Shares Issued in Merger:
     Class A....................................     1,531,079     $  10,227,602
     Class B....................................     1,542,761        10,259,360
     Class C....................................       187,242         1,245,155
                                                   -----------     -------------
Total Shares Issued in Merger...................     3,261,082     $  21,732,117
                                                   ===========     =============

Dividend Reinvestment:
     Class A....................................    10,787,829   $  77,160,579
     Class B....................................    14,561,001     103,558,871
     Class C....................................     1,100,953       7,829,548
                                                   -----------   -------------
Total Dividend Reinvestment.....................    26,449,783   $ 188,548,998
                                                   ===========   =============

Repurchases:
     Class A....................................   (19,786,873)  $(147,745,099)
     Class B....................................   (14,197,582)   (105,642,498)
     Class C....................................    (2,216,230)    (16,459,151)
                                                   -----------   -------------
Total Repurchases...............................   (36,200,685)  $(269,846,748)
                                                   ===========   =============

                           December 31, 1997
--------------------------------------------------------------------------------
     At December 31, 1996, capital aggregated $378,580,283, $555,009,052 and
$48,000,893 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                    SHARES                 VALUE
--------------------------------------------------------------------------------
Sales:
     Class A....................................    23,837,337    $ 156,204,412
     Class B....................................    34,033,201      221,511,042
     Class C....................................     3,157,673       20,550,201
                                                   -----------    -------------
Total Sales.....................................    61,028,211    $ 398,265,655
                                                   ===========    =============

Dividend Reinvestment:
     Class A....................................     4,571,980    $  29,903,434
     Class B....................................     5,828,833       37,983,943
     Class C....................................       450,818        2,937,470
                                                   -----------    -------------
Total Dividend Reinvestment.....................    10,851,631    $  70,824,847
                                                   ===========    =============

Repurchases:
     Class A....................................   (13,879,242)   $ (91,378,219)
     Class B....................................   (10,471,038)     (68,387,863)
     Class C....................................    (1,465,191)      (9,556,485)
                                                   -----------    -------------
Total Repurchases...............................   (25,815,471)   $(169,322,567)
                                                   ===========    =============


     Class B and C shares are offered without a front end sales charge, but are to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                             CONTINGENT DEFERRED
                                                                 SALES CHARGE
                                                             -------------------
YEAR OF REDEMPTION                                           CLASS B     CLASS C
--------------------------------------------------------------------------------
First.....................................................    5.00%       1.00%
Second....................................................    4.00%        None
Third.....................................................    3.00%        None
Fourth....................................................    2.50%        None
Fifth.....................................................    1.50%        None
Sixth and Thereafter......................................     None        None

     For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $564,800 and CDSC on redeemed shares of approximately $1,308,100. Sales change do not represent expenses of the Fund.


4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,279,521,013 and $1,106,102,323, respectively.

                               December 31, 1997
--------------------------------------------------------------------------------

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                       CONTRACTS
--------------------------------------------------------------------------------
Outstanding at December 31, 1996.................................           152
Futures Opened...................................................           545
Futures Closed...................................................          (630)
Futures Split (S&P 500 Futures 2-for-1)..........................            67
                                                                          -----
Outstanding at December 31, 1997.................................           134
                                                                          =====

     The futures contracts outstanding at December 31, 1997, and the description and unrealized depreciation are as follows:

                                                                      UNREALIZED
                                                         CONTRACTS  DEPRECIATION
--------------------------------------------------------------------------------
Long Contracts -- March 1998 S&P 500 Index Futures
  (Current Notional Value of $244,775 per contract).....       134     $(69,075)
                                                           =======     =========

                               December 31, 1997
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $5,345,000.

7. FUND MERGER

On April 4, 1997, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Balanced Fund (the "Balanced Fund"), through a tax free reorganization approved by the Balanced Fund shareholders on March 27, 1997. The Fund issued 1,531,079, 1,542,761 and 187,242 shares of Classes A, B and C in exchange for 685,634, 687,703 and 83,476 shares, representing net assets of $21,732,117, including $249,434 of accumulated depreciation of investments. Prior to the acquisition, the Fund's net assets were $1,212,920,035. Combined net assets on the day of the acquisition were $1,234,652,152.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Equity Income Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP



Chicago, Illinois
January 29, 1998

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
     MS Aggressive Equity
     VKAC Aggressive Growth
     MS American Value
     VKAC Comstock
     VKAC Emerging Growth
     VKAC Enterprise
     VKAC Equity Income
     VKAC Growth
     VKAC Growth and Income
     VKAC Harbor
     VKAC Pace
     VKAC Real Estate Securities
     MS U.S. Real Estate
     VKAC Utility
     MS Value
International /Global
     MS Asian Growth
     MS Emerging Markets
     MS Global Equity
     VKAC Global Equity
     MS Global Equity Allocation
     VKAC Global Managed Assets
     MS International Magnum
     MS Latin American
FIXED-INCOME FUNDS
Income
     VKAC Corporate Bond
     MS Global Fixed Income
     VKAC Global Government Securities
     VKAC Government Securities
     VKAC High Income Corporate Bond
     MS High Yield
     VKAC High Yield
     VKAC Short-Term Global Income
     VKAC Strategic Income
     VKAC U.S. Government
     VKAC U.S. Government Trust for Income
     MS Worldwide High Income
Tax Exempt Income
     VKAC California Insured Tax Free
     VKAC Florida Insured Tax Free Income
     VKAC High Yield Municipal
     VKAC Insured Tax Free Income
     VKAC Intermediate Term Municipal Income
     VKAC Municipal Income
     VKAC New York Tax Free Income
     VKAC Pennsylvania Tax Free Income
     VKAC Tax Free High Income
Capital Preservation
     VKAC Limited Maturity Government
     VKAC Prime Rate Income Trust
     VKAC Reserve
     VKAC Senior Floating Rate
     VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .    visit our web site at WWW.VKAC.COM -- to view prospectuses, select
     Investors' Place, then Download a Prospectus

 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .    e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

                VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

Board of  Trustees
J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*-- Chairman

Officers
DENNIS J. MCDONNELL*
     President
RONALD A. NYBERG*
     Vice President and Secretary
EDWARD C. WOOD, III*
     Vice President and Chief Financial Officer
CURTIS W. MORELL*
     Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
     Treasurer
TANYA M. LODEN*
     Controller
PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
     Vice Presidents

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
PRICE WATERHOUSE LLP
200 E. Randolph Drive
Chicago, IL 60601


-------------------------------------------------
       TAX NOTICE TO CORPORATE
           SHAREHOLDERS
For 1997, 17.8% of the dividends taxable as
ordinary income qualified for the 70% dividends
received deduction for corporation.
-------------------------------------------------


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All rights reserved.

SM  denotes a service mark of
    Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report if used with prospective investors, must be accompanied by a quarterly performance update.

                VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND


This Page Intentionally Left Blank

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


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    Bulk Rate
  U.S. Postage
      PAID
   VAN KAMPEN
AMERICAN CAPITAL
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